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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                        Commission file number 001-16189

       Date of Report (Date of earliest event reported): November 17, 2003

                                  NISOURCE INC.

             (Exact Name of Registrant as Specified in its Charter)



           Delaware                  001-16189             35-2108964
           --------                  ---------             ----------
(State or other jurisdiction of     (Commission         (I.R.S. Employer
incorporation or organization)      File Number)        Identification No.)

      801 East 86th Avenue, Merrillville, Indiana         46410
      -------------------------------------------         -----
     (Address of principal executive offices)           (Zip Code)


        Registrant's telephone number, including area code (877) 647-5990
                                                           --------------


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                                  NiSource Inc.
                           Current Report of Form 8-K

ITEM 9. REGULATION FD DISCLOSURE.

NiSource Inc. is furnishing this Report on Form 8-K in connection with the disclosure of information at meetings with analysts beginning on November 18, 2003. This information will also be published on NiSource's website (www.nisource.com) on November 17, 2003.

NiSource does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in NiSource's expectations or any changes in events, conditions or circumstances on which any forward-looking statement is based.

       Exhibit 99 Information to be disclosed at meetings with analysts beginning on November 18, 2003 and published on the NiSource website on November 17, 2003.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:            November 17, 2003       Nisource Inc.
                                          By:       /s/ Gary W. Pottorff
                                                   ---------------------
                                          Name:    Gary W. Pottorff
                                          Title:   Secretary



Exhibit Number             Exhibit Title
--------------             -------------

99 Information to be disclosed at meetings with analysts beginning on November 18, 2003 and published on the NiSource website on November 17, 2003